EXHIBIT 10.7
[This Agreement now between Curtis Circulation Company and Princeton Publishing, Inc., as assignee of the addressees listed below.]

February 24, 1992



Woodhill Press, Inc.
Celeb Publishing
Adult Movie Review, Inc.
Lipstick Publishing, Inc.
Adult Mens Review, Inc.
Blueboy Incorporated
J. Q. Adams, Inc.
Focus Publishing Limited
Scott Magazine Distribution Corp.
John T. Edwards, Ltd.
519 8th Avenue
15th Floor
New York, NY     10018

Attn: Mr. Henry McQueeney

Dear Hank:

     Pursuant to your request, Curtis Circulation Company ("Curtis") will issue to Woodhill Press, Inc., Celeb Publishing, Adult Movie Review, Inc., Lipstick Publishing, Inc., Adult Mens Review, Inc., Blueboy Incorporated, J.
Q. Adams, Inc., Focus Publishing Limited and Scott Magazine Distribution Corp. and John T. Edwards, Ltd. ("Publisher"), a Super Advance (as defined in the Amendment to the Distribution Agreement, dated November 20, 1990) in the amount of $80,000.

     The $80,000 Super Advance will be repaid in eight (8) consecutive equal monthly installments of $10,000 beginning September 1, 1992, with a final installment of $10,000 on April 1, 1993, together with interest on the unpaid balance at 2% over the prime rate of interest established from time to time by Chemical Bank, N.A. Curtis may, at any time, deduct installments of the Super Advance and the interest thereon from any payments or advances due to the Publisher under the Distribution Agreement.

     The term of the Distribution Agreement, executed April 14, 1990, as amended November 20, 1990, October 28, 1991 and December 10, 1991, will be extended an additional four (4) years to terminate November 29, 1998 for all titles except for "Creem", to expire as previously agreed.

     Please sign and date this letter below to indicate your consent to the terms set forth herein and your willingness to be legally bound by them. Please return the dated and executed original copy to me.

                                            Sincerely yours,
                                            /s/ Gerald A. Steinberg
                                            V.P. - Finance and Operations
                                            Curtis Circulation Company

Acknowledged and agreed:

WOODHILL PRESS, INC.

by: /s/ Henry McQueeney

CELEB PUBLISHING, INC.

by: /s/ Henry McQueeney

ADULT MOVIE REVIEW, INC.

by: /s/ Henry McQueeney

LIPSTICK PUBLISHING, INC.

by: /s/ Henry McQueeney

ADULT MENS REVIEW, INC.

by: /s/ Henry McQueeney

BLUEBOY INCORPORATED

by: /s/ Henry McQueeney

J.Q. ADAMS, INC.

by: /s/ Henry McQueeney

FOCUS PUBLISHING, LIMITED

by: /s/ Henry McQueeney

SCOTT MAGAZINE DISTRIBUTION CORP.

by: /s/ Henry McQueeney

JOHN T. EDWARDS, LTD.

by: /s/ Henry McQueeney

DATE: 2/26/92